SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2024

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3 Easton Oval Suite 500	Columbus	Ohio	43219
(Address of principal executive office)			(Zip code)

(814) 726-2140
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Indicate by a check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 2.02                                           Results of Operations and Financial Condition

    On October 29, 2024, Northwest Bancshares, Inc. issued a press release announcing its financial results for the three and nine month period ended September 30, 2024 (the "Press Release"), and posted on its website its third quarter 2024 supplemental earnings release presentation (the "Supplemental Earnings Release Presentation"). The Press Release and Supplemental Earnings Release Presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively.

The information in the preceding paragraph, as well as Exhibit 99.1 and Exhibit 99.2 referenced therein, is being furnished to the SEC and shall not be deemed “filed” for any purpose.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not applicable

(b)                                 Not applicable

(c)                                  Not applicable

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release dated October 29, 2024
99.2	Supplemental Earnings Release Presentation reviewed during the conference call
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

Date:	October 29, 2024	By:	/s/ Douglas M. Schosser
Douglas M. Schosser
Chief Financial Officer